SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT ("Agreement") is made and entered into as of May __, 2004 by and among WILHELM H. LIESNER, an individual ("Liesner"), MARKUS LIESNER, an individual ("ML"), and KAE VELMEDEN, an individual ("Velmeden") (Leisner, ML and Velmeden collectively, the "Seller"), on the one hand, and by LAIRD Q. CAGAN ("Cagan"), an individual, ERIC McAFEE (McAfee"), an individual, INTERNATIONAL CAPITAL ADVISORY, INC., a Canadian corporation domiciled in Ontario ("ICA")(Cagan, McAfee and ICA collectively, the "Assignees"), JOHN LIVIAKIS, an individual ("Liviakis"), JOHN PIMENTEL, an individual ("Pimentel"), THOMAS CALEEL, an individual ("Caleel"), DEVIN BOSCH, an individual ("Bosch"), JON ROYLANCE, an individual ("Roylance"), and ROBERT BLAIR KRUEGER II, an individual ("Krueger")(the Assignees, Liviakis, Pimentel, Caleel, Bosch, Roylance and Krueger collectively, the "Purchaser"), on the other hand.

                                 R E C I T A L S

      A. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, 1,500,000 shares (the "Shares") of common stock of Technology Acquisition Corporation, a publicly traded Nevada corporation (OTCBB:TAQC.OB) ("TAQC") (collectively, the "Shares"). Liesner further desires to sell, and the Assignees desire to buy, that certain promissory note in the original principal amount of $75,000 executed by TAQC in favor of Liesner (the "Note"). The Purchaser and the Assignees desire to buy the Shares and the Note for a total purchase price of U.S.$10,000 in cash. The respective amount of Shares sold by each Seller, and acquired by each Purchaser, are described in Schedule "A" attached hereto

      B. This Agreement is one of a series of mutually dependent agreements and/or instruments, the execution and delivery of each of which shall be a condition precedent to the Purchaser's obligations hereunder, as more particularly set forth herein.

      NOW, THEREFORE, the parties agree as follows:

                                A G R E E M E N T

      1. Incorporation of Recitals. The foregoing Recitals are incorporated herein by this reference.

      2. Sale and Purchase of the Shares and the Note.

            (a) Subject to the terms and conditions hereof, at the Closing, (a) the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Shares, and (b) Liesner agrees to sell to the Assignees, and the Assignees agree to purchase from Liesner, the Note in accordance with the form of Assignment and Assumption Agreement attached hereto as Exhibit "A", for an aggregate purchase price of U.S. $10,000 cash (the "Purchase Price").


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

            (b) The Purchase Price shall be delivered to the Seller by cashier's check or wire transfer at the Closing.

      3. Closing.

            3.1 The purchase and sale of the Shares (the "Closing") shall take place at the office of William M. Aul, Esq., Attorney at Law, at 7576 Hazard Center Drive, Suite 500, San Diego, CA 92108, on May 20, 2004 at 4:00 p.m., Pacific Time, at the Effective Time (as hereinafter defined).

            3.2 "Effective Time" means 24 hours after such time as the agreements and/or instruments listed on Schedule A attached hereto are fully executed and delivered by the parties thereto.

            3.2 At the Closing, Seller shall deliver to Purchaser:

            (a)   an executed copy of this Agreement;

            (b) one or more certificates representing the Shares, accompanied by one or more duly endorsed stock powers, with signature(s) medallion guaranteed, in form and substance satisfactory to Purchaser;

            (c) the Shares in certificate form with executed irrevocable stock transfer powers with signatures duly executed by the registered holder of the shares as registered on the face of each stock certificate under Medallian signature guarantee or the equivalent in blank form for transfer to Purchaser and as determined by Purchaser;

            (d) signed resignations of each officer and director of TAQC, in form and substance satisfactory to Purchaser;

            (e) signed appointments by the TAQC board of directors of two individuals designated by Purchaser as directors and officers of the Company in form and substance satisfactory to Purchaser;

            (f) an opinion of William M Aul, Esq., Attorney-At-Law, dated as of the Effective Date, in the form of Exhibit 1 attached hereto;

            (g)   the Note in its original form; and

            (h) an executed copy of the Assignment and Assumption Agreement against delivery to Seller of an executed copy of this Agreement and payment of the Purchase Price by cashier's check at the Closing.

            3.3 From time to time after the Effective Time, and without further consideration, Seller will execute and deliver such other instruments of transfer and take such other actions as Purchaser may reasonably request in order to more effectively transfer to Purchaser the Shares, and otherwise consummate the transactions contemplated by this Agreement.


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

      4. Representations and Warranties of Seller. Liesner, on behalf of Seller, hereby represents and warrants to Purchaser as follows:

            4.1 Authorization. All action on the part of Seller necessary for the authorization, execution and delivery of this Agreement and the performance of Seller's obligations hereunder at the Closing has been taken or will be taken prior to the Closing, and this Agreement shall constitute the valid and legally binding obligation of Seller, enforceable in accordance with its terms except as limited by the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

            4.2 Validity; Title. The Shares, when sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. Seller owns, beneficially and of record, good and marketable title to the Shares, free and clear of all security interests, liens, adverse claims, encumbrances, proxies, options or stockholders' agreements. At the Closing, Seller will convey to Purchaser good and marketable title to the Shares, free and clear of any security interests, liens, adverse claims, encumbrances, proxies, options or stockholders' agreements.

            4.3 Organization and Good Standing. TAQC is a corporation duly organized, validly existing and in good standing under the laws of Nevada and is qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on TAQC.

            4.4 Capitalization. TAQC's authorized capital stock consists of 30,000,000 shares of common stock, $0.01 par value per share, 2,010,900 of which are issued and outstanding, and 5,000,000 shares of preferred stock, $0.25 per share, none of which are issued and outstanding. Liesner owns beneficially and of record 1,140,000 of the Shares; ML owns 180,000 of the Shares; and Velmeden owns 180,000 of the Shares. There are no shares of TAQC's stock held by TAQC as treasury stock. All of the issued and outstanding shares of capital stock of TAQC are validly issued, fully paid, non-assessable and are without, and were not issued in violation of, any preemptive rights, and were not issued in violation of federal or state securities laws. No other class of capital stock of TAQC is issued or outstanding, and there are no options, warrants, calls, subscriptions, conversion or other rights, agreements or commitments to acquire from TAQC any shares of capital stock of TAQC or any other securities convertible into, exchangeable for or evidencing the right to subscribe for any shares of capital stock of TAQC, or any other security of TAQC. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to TAQC. There are no voting agreements, voting trust agreements, proxies or stockholder or similar agreements relating to the capital stock of TAQC. TAQC is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock. TAQC has delivered to Buyer accurate and complete copies of the stock records of TAQC. Certain shares of TAQC common stock, as previously issued, were subsequently cancelled by TAQC on or about June 2003 (the "Cancelled Shares"). Notwithstanding any other provision of this Agreement, Liesner agrees to indemnify and hold the Purchaser harmless from and against any reasonable costs incurred in connection with defending all claims made by any person asserting any rights as a stockholder arising out of the Cancelled Shares.


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

            4.5 Subsidiaries. TAQC does not, directly or indirectly, own any shares of any capital stock or other equity interest in, has not made any investment in, and does not control or have any proprietary interest in, any corporation, partnership, joint venture or other business association or entity.

            4.6 No Conflicts. Neither the execution and delivery of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby, nor compliance by Seller with any of the provisions hereof, will (a) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Seller is a party or by which Seller or his/her property may be bound or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller.

            4.7 SEC Documents. TAQC has filed all reports required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as TAQC was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Documents"). The SEC Documents constitute all of the documents and reports that TAQC was required to file with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder by the SEC. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of TAQC included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP") (except, in the case of unaudited statements, as permitted by the applicable form under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of TAQC as of the dates thereof and its statements of operations, shareholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on TAQC, its business, financial condition or results of operations).

            4.8 Financial Statements.

                  4.8.1 Included in the SEC Documents are the audited balance sheets of TAQC as of March 31, 2003, and the related statements of operations, changes in stockholders' equity (a deficit), and cash flows for the years ended March 31, 2003 and 2002, and for the period from April 1, 1995 through March 31, 2003, together with the unqualified report thereon (except with respect to continuation as a going concern) of Clancy and Co., P.L.L.C. ("Clancy"), independent auditor (collectively, "TAQC's Audited Financials").


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

            4.8.2 Included in the SEC Documents are the Interim Unaudited Balance Sheet of TAQC as of December 31, 2003, the Interim Unaudited Statements of Operations For the Three and Nine Months Ended December 31, 2003 and 2002, and For the period from Inception (June 21, 1972) to December 31, 2003, the Interim Unaudited Statements of Cash Flows For the Nine Months Ended December 31, 2003 and 2002, and For the Period from Inception (June 21, 1972) to December 31, 2003, as reviewed by Clancy ("TAQC's Interim Financials").

            4.8.3 TAQC's Audited Financials and TAQC's Interim Financials (collectively "TAQC's Financial Statements") are (i) in accordance with the books and records of TAQC, (ii) correct and complete, (iii) fairly present the financial position and results of operations of TAQC as of the dates indicated, and (iv) prepared in accordance with U.S. GAAP (except that (x) unaudited financial statements may not be in accordance with U.S. GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on TAQC, its business, financial condition or results of operations).

      4.9 Events Subsequent to Financial Statements. Since March 31, 2003 and except as disclosed in the filings made by TAQC with the U.S. Securities and Exchange Commission and as disclosed in this Agreement:

            (a) TAQC has not entered into any transaction or contract or conducted any business other than seeking a business combination or other strategic transaction;

            (b) TAQC has not failed to pay and discharge its current liabilities in the ordinary course of business consistent with past practice;

            (c) TAQC has not incurred any indebtedness or liability or assumed any obligations;

            (d) TAQC has not waived or released any right of any material value;

            (e) Other than the shares issued to Liesner issued under S-8 in February 2004, TAQC has not paid any compensation or benefits to officers or directors of TAQC;

            (f) TAQC has not made or authorized any amendment in the Certificate of Incorporation or Bylaws of TAQC; and

            (g) there has been no material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of TAQC (except that, at Closing, TAQC shall have no material assets).

            (h) Other than in connection with that certain Promissory Note Agreement, as described in the Assignment and Assumption Agreement referenced in Exhibit A, TAQC does not and will not, as of the Effective Time, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise and whether required to be reflected on a balance sheet or not.


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

      Notwithstanding any other term or provision of this Agreement, at Closing TAQC will not hold any licenses, rights, or other assets, tangible or intangible, real or personal, except such corporate records as have been delivered to the Purchaser and such additional corporate records as the Seller reasonably determines are necessary in connection with the consummating the transactions contemplated by this Agreement.

            4.10 Public Listing of TAQC. TAQC has never been listed on any national stock exchange or national market system in the United States or elsewhere except the Nasdaq OTC Bulletin Board ("OTCBB"), and its common stock is currently quoted on the OTCBB. Since its last application for quotation on the OTCBB was approved, TAQC has not received notice from the OTCBB to the effect that TAQC is not in compliance with the listing or maintenance requirements of the OTCBB. TAQC is, and has no reason to believe that it will not, in the foreseeable future, continue to be, in compliance with all such listing and maintenance requirements.

            4.11 Litigation. There is no suit, action, proceeding, investigation, claim or order pending or, to the knowledge of Seller, threatened against TAQC (or to the knowledge of Seller, pending or threatened, against any of the officers or directors of TAQC with respect to their business activities on behalf of TAQC), or to which TAQC is otherwise a party, before any court, or before any governmental department, commission, board, agency, or instrumentality; nor to the knowledge of Seller is there any reasonable basis for any such action, proceeding or investigation.

            4.12 Governmental Consents. All consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings with any U.S., federal or state governmental authority on the part of Seller required in connection with the consummation of the transactions contemplated herein shall have been obtained or made prior to and be effective as of the Closing, except for the filing of a Form 4 with the SEC, which shall occur following the Closing.

            4.13 Third Party Consents. All third party consents, approvals, orders or authorizations required to be obtained by Seller in connection with the consummation of the transactions contemplated herein have been obtained.

            4.14 Books and Records. Seller has delivered to Purchaser a complete copy of all corporate minutes and financial records of TAQC from its inception through the Effective Time, and has disclosed to Purchaser in writing TAQC's current CCC number as provided by the SEC.

            4.15 No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by TAQC to arise, between the accountants and lawyers presently employed by TAQC and TAQC is current with respect to any fees owed to its accountants and lawyers.


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

            4.16 Disclosure. The representations and warranties and statements of fact made by Seller in this Agreement are accurate, correct and complete in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

      5. Representations and Warranties of Purchasers. Purchaser hereby represents and warrants to Seller as follows:

            5.1 Investment and Related Representations.

                  5.1.1 Shares as "Restricted" Securities. Purchaser is aware that neither the Shares nor the offer or sale thereof to the Purchaser have been registered under the Securities Act, or under any foreign or state securities law. Purchaser acknowledges that the Shares are being offered pursuant to certain exemptions from Section 5 of the Securities Act for offers and sale of securities not involving an issuer, underwriter or dealer. Purchaser understands that the Shares are "restricted" securities under U.S. federal securities laws inasmuch as they are being acquired from an affiliate of the issuer and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Purchaser represents that it is familiar in general with Rule 144 under the Securities Act (which provides generally for a one year holding period and limitations on the amount of "restricted" securities that can be sold in compliance with the rule upon completion of the holding period), and understands the resale limitations imposed thereby and by the Securities Act. Purchaser understands that each certificate representing the Shares and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel for TAQC) shall be stamped or otherwise imprinted with legends substantially in the following form (in addition to any legend that may now or hereafter be required by applicable state law):

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH SECURITIES THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN FULL COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS SOLD IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT."

                  5.1.2 Investment Representation. The Shares are being acquired by Purchaser pursuant to this Agreement for investment and not with a view to the public resale or distribution thereof unless pursuant to an effective registration statement or exemption under the Securities Act.

                  5.1.3 No Public Solicitation. Purchaser is acquiring the Shares after private negotiation and has not been attracted to the acquisition of the Shares by any press release, advertising or publication.


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                  5.1.4 Investor Sophistication and Ability to Bear Risk of
Loss. Purchaser acknowledges that Purchaser is able to protect Purchaser's interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in Purchaser's financial condition. Purchaser otherwise has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Shares.

      6. Brokers and Finders Except for the persons and entities set forth on
Schedule 6 attached hereto (collectively, the "Brokers") who will receive compensation solely from the Purchaser, Liesner, the Seller, and both of them shall not be obligated to pay any commission, brokerage fee or finder's fee based on any alleged agreement or understanding between the Seller (including any persons affiliated with the Seller) and any one or more of the Brokers or any other third person in respect of the transactions contemplated hereby. Purchaser hereby agrees to indemnify Seller and Liesner against any claim by any third person for any commission, brokerage, or finder's fee or other payment or obligation with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the Purchaser and any one or more of the Brokers, their agents, or any such third person, whether express or implied, from the actions of the Purchaser.

      7. Indemnification. Except for the indemnification provided by Liesner in
Section 4.4 of this Agreement with respect to the Cancelled Shares, Liesner and the Purchaser agree that:

            (a) Liesner and Purchaser hereby agree to indemnify and hold harmless the other and each of the other's affiliates and each of their respective officers, directors, partners, members, managers, shareholders, employees and agents from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies ("Claims"), and agrees to reimburse the other for all reasonable out-of-pocket expenses (including reasonable fees and expenses of legal counsel) (collectively, "Damages"), in each case promptly as incurred by the other, to the extent arising out of or in connection with (a) any material misrepresentation or material breach of any of the other's representations or warranties contained in this Agreement; (b) any failure by the other to perform any of its/his/her covenants, agreements, undertakings or obligations set forth in this Agreement, or (c) any operations of TAQC or transactions involving TAQC occurring (i) in the case of the indemnification by Liesner, prior to the Effective Time, or (ii) in the case of the indemnification by Purchaser, on or after the Effective Time. In the event of any Claims asserted against Liesner, Liesner shall have the right, with the approval of the Purchaser (and said approval shall not be unreasonably withheld), to select counsel to defend against all said Claims, to determine the strategy and instructions to be given said legal counsel, and to make any settlement of all said Claims.

            (b) Liesner agrees to indemnify Purchaser against any and all debts, liabilities and obligations of TAQC (whether contingent or otherwise) existing or arising on or before the Effective Date, specifically including any and all liabilities under state or federal environmental laws (expressly including, without limitation, CERCLA and RCRA), associated with TAQC's prior medical waste, oil, gas, or other business activities (the "Environmental Liabilities"). Following the Closing, Liesner agrees to pay any and all such pre-existing debts, liabilities and obligations when and as such liabilities and obligations are discovered or become due, upon demand by Purchaser except that, notwithstanding any other term or provision of this Agreement, Purchaser shall be solely responsible for the payment of an aggregate of the first five hundred dollars ($500) of all said debts, liabilities, and obligations of TAQC.


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

            (c) Notwithstanding anything to the contrary, with regards to indemnification under this Section 7, and with the sole and exclusive exception of the Environmental Liabilities, neither party shall be liable to the other, and each of the other's affiliates and each of their respective officers, directors, partners, members, managers, shareholders, employees and agents, for Damages greater than the Purchase Price.

      8. Miscellaneous.

            8.1 Cumulative Remedies. Subject to Section 7, any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law, which rights may be exercised cumulative and not alternatively.

            8.2 Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

            8.3 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

            8.4 Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

            8.5 Notices. Any approvals, consents or notices required or permitted to be sent or given shall be delivered in writing personally or mailed, certified mail, return receipt requested, to the following addresses and shall be deemed to have been received within five days after such mailing:

         If to PURCHASER:                Mr. Laird Q. Cagan
                                         Cagan McAfee Capital Partners
                                         10600 N. De Anza Blvd., Suite 250
                                         Cupertino, California 95014
                                         Telephone (408) 873-0400
                                         Fax (408) 904-6085

                                         With a copy to:

                                         Robert Blair Krueger II, Esq.
                                         The Krueger Group, LLP
                                         Krueger Law Building
                                         5771 La Jolla Boulevard
                                         La Jolla, California 92037
                                         Telephone (858) 729-9997
                                         Fax (858) 729-9995

         If to SELLER:                   William M. Aul, Esq.
                                         Attorney at Law
                                         7576 Hazard Center Drive, Suite 500
                                         San Diego, CA 92018
                                         Telephone (619) 497-2555
                                         Fax (619) 542-0555


                                    9 of 15

            8.6 Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions thereof, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

            8.7 Entire Agreement. This Agreement, and the agreements, exhibits, and instruments attached hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter thereof, and supersede all prior and contemporaneous agreements and understandings.

            8.8 Governing Law; Arbitration. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of California, without regard to the conflicts of laws principles thereof.

            8.9 Injunctive Relief. The parties agree that a breach of this Agreement may cause Purchaser irreparable harm for which monetary damages are not adequate. In addition to all other available legal remedies, Purchaser shall have the right to injunctive relief to enforce this Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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

                  IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.

"SELLER"


                                        ----------------------------------------
                                        WILHELM H. LIESNER, an individual


                                        ----------------------------------------
                                        MARKUS LIESNER, an individual


                                        ----------------------------------------
                                        KAE VELMEDDEN, an individual

"PURCHASER"


                                        ----------------------------------------
                                        LAIRD Q. CAGAN, an individual


                                        ----------------------------------------
                                        ERIC McAFEE, an individual


                                        ----------------------------------------
                                        INTERNATIONAL CAPITAL ADVISORY, INC.,
                                          a Canada corporation

                                         By:
                                            ------------------------------------

                                         Its:
                                             -----------------------------------


                                        ----------------------------------------
                                        JOHN LIVIAKIS, an individual


                                    11 of 15

                                        ----------------------------------------
                                        JOHN PIMENTEL, an individual


                                        ----------------------------------------
                                        THOMAS CALEEL, an individual


                                        ----------------------------------------
                                        DEVIN BOSCH, an individual


                                        ----------------------------------------
                                        JON ROYLANCE, an individual


                                        ----------------------------------------
                                        ROBERT BLAIR KRUEGER II, an individual


                                    12 of 15

                                   SCHEDULE A

                    COMMON SHARES OF TAQC SOLD BY EACH SELLER

Name                                                                  Amount of
                                                                     Shares Sold
                                                                     -----------

Wilhelm H. Liesner                                                   1,140,000

Kae Velmedden                                                          180,000

Markus Liesner                                                         180,000

                COMMON SHARES OF TAQC PURCHASED BY EACH PURCHASER

Name                                                                Amount of
                                                                Shares Purchased
                                                                ----------------

International Capital Advisory, Inc.                                 450,000

John Liviakis                                                        400,000

Laird Q. Cagan                                                       241,875

Eric McAfee                                                          241,875

John Pimentel                                                         70,000

Thomas Caleel                                                         30,000

Jon Roylance                                                          33,125

Devin Bosch                                                           16,563

Robert Blair Krueger II                                               16,562


                                    13 of 15

                                    EXHIBIT A

                       Assignment and assumption agreement


                                    14 of 15

                                    EXHIBIT 1

                      LEGAL OPINION OF WILLIAM M. AUL, ESQ.


                                    15 of 15